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                                                                    EXHIBIT 10.9



INT. CL.: 1

PRIOR U.S. CLS.: 1, 5, 6, 10, 26 AND 46

                                                              REG. NO. 2,208,607

UNITED STATES PATENT AND TRADEMARK OFFICE                REGISTERED DEC. 8, 1998
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                                   TRADEMARK
                              PRINCIPAL REGISTER



                                GUARDIAN ANGEL



CLASSIC TRENDS INTERNATIONAL, INC.      FIRST USE 4/1/1996; IN COMMERCE 4/1/1996
      (TEXAS CORPORATION)
10696 HADDINGTON, SUITE 117
HOUSTON, TX 77043
                                        SER. NO. 75-346,375, FILED 8/25/1997

FOR: CHEMICAL OIL ADDITIVE USED FOR
     ENGINE PROTECTION, IN CLASS 1
     (U.S. CLS. 1, 5, 6, 10, 26 AND 46).


                                        OLLIE GREEN, EXAMINING ATTORNEY